PROPERTY CO-TENANCY
                       OWNERSHIP AGREEMENT
              (Applebee's Restaurant - Destin, FL)


THIS CO-TENANCY AGREEMENT,

Made and entered into as of the 9th day of September, 1997, by and between Truong Hoang, Trustee and Thanh Do, Trustee of the Hoang-Do Family Living Trust, dated 8/19/97, (hereinafter called "Hoang-Do"), and AEI Real Estate Fund XVIII Limited Partnership (hereinafter called "Fund XVIII") (Hoang-Do, Fund XVIII (and any other Owner in Fee where the context so indicates) being hereinafter sometimes collectively called "Co-Tenants" and referred to in the neuter gender).

WITNESSETH:

WHEREAS, Fund XVIII presently owns an undivided 23.6072% interest in and to, and Hoang-Do presently owns an undivided 14.3409%
interest in and to, and Adamson Family Limited Partnership presently owns an undivided 31.2892% interest in and to,and Kent
T. Wood and Kimberly Pasini Wood presently own an undivided 11.0814% interest in and to, and The John Pasini and Elvia Pasini Trust presently own an undivided 12.6222% interest in and to; and Joseph Nicoletta presently owns an undivided 7.0591% interest in and to the land, situated in the City of Destin, County of Walton, and State of Florida, (legally described upon Exhibit A attached hereto and hereby made a part hereof) and in and to the improvements located thereon (hereinafter called "Premises");

WHEREAS, The parties hereto wish to provide for the orderly operation and management of the Premises and Hoang-Do's interest by Fund XVIII; the continued leasing of space within the Premises; for the distribution of income from and the pro-rata sharing in expenses of the Premises.

NOW THEREFORE, in consideration of the purchase by Hoang-Do of an undivided interest in and to the Premises, for at least One Dollar ($1.00) and other good and valuable consideration by the parties hereto to one another in hand paid, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants and agreements herein contained, it is hereby agreed by and between the parties hereto, as follows:

1.    The  operation  and  management of the  Premises  shall  be delegated to Fund XVIII, or its designated agent, successors or assigns. Provided, however, if Fund XVIII shall sell all of its interest in the Premises, the duties and obligations of Fund XVIII respecting management of the Premises as set forth herein, including but not limited to paragraphs 2, 3, and 4 hereof, shall be exercised by the holder or holders of a majority undivided co-tenancy interest in the Premises. Except as hereinafter expressly provided to the contrary, each of the parties hereto agrees to be bound by the decisions of Fund XVIII with respect to all administrative, operational and management matters of the property comprising the Premises, including but not limited to the management of the net lease agreement for the Premises. The parties hereto hereby designate Fund XVIII as their sole and exclusive agent to deal with, and Fund XVIII retains the sole right to deal with, any property agent or tenant and to monitor, execute and enforce the terms of leases of space within the Premises, including but not limited to any amendments, consents to assignment, sublet, releases or modifications to leases or guarantees of lease or easements affecting the Premises, on behalf of Hoang-Do. Only Fund XVIII may obligate Hoang-Do with respect to any expense for the Premises.



Co-Tenant Initial:
Co-Tenancy Agreement for Applebee's Restaurant - Destin, FL

      As further set forth in paragraph 2 hereof, Fund XVIII agrees to require any Tenant of the Premises to name Hoang-Do as an insured or additional insured in all insurance policies provided for, or contemplated by, any lease on the Premises. Fund XVIII shall use its best efforts to obtain endorsements adding Co-
Tenants   to  said  policies  from  Tenant  within  30  days   of
commencement of this agreement. In any event, Fund XVIII shall distribute any insurance proceeds it may receive, to the extent consistent with any lease on the Premises, to the Co-Tenants in proportion to their respective ownership of the Premises.

2. Income and expenses shall be allocated among the Co-Tenants in proportion to their respective share(s) of ownership. Shares of net income shall be pro-rated for any partial calendar years included within the term of this Agreement. Fund XVIII may offset against, pay to itself and deduct from any payment due to Hoang-Do under this Agreement, and may pay to itself the amount of Hoang-Do's share of any legitimate expenses of the Premises which are not paid by Hoang-Do to Fund XVIII or its assigns, within ten
(10) days after demand by Fund XVIII. In the event there is insufficient operating income from which to deduct Hoang-Do's unpaid share of operating expenses, Fund XVIII may pursue any and all legal remedies for collection.

Operating Expenses shall include all normal operating expense, including but not limited to: maintenance, utilities, supplies, labor, management, advertising and promotional expenses, salaries and wages of rental and management personnel, leasing commissions to third parties, a monthly accrual to pay insurance premiums, real estate taxes, installments of special assessments and for structural repairs and replacements, management fees, legal fees and accounting fees, but excluding all operating expenses paid by Tenant under terms of any lease agreement of the Premises.

Hoang-Do has no requirement to, but has, nonetheless, elected to retain, and agrees to annually reimburse, Fund XVIII in the amount of $720 for the expenses, direct and indirect, incurred by Fund XVIII in providing Hoang-Do with quarterly accounting and distributions of Hoang-Do's share of net income and for tracking, reporting and assessing the calculation of Hoang-Do's share of operating expenses incurred from the Premises. This invoice amount shall be pro-rated for partial years and Hoang-Do authorizes Fund XVIII to deduct such amount from Hoang-Do's share of revenue from the Premises. Hoang-Do may terminate this agreement in this paragraph respecting accounting and distributions at any time and seek to collect its share of rental income directly from the tenant; however, enforcement of all other provisions of the lease remains the sole right of Fund XVIII pursuant to Section 1 hereof. Fund XVIII may terminate its obligation under this paragraph upon 30 days notice to Hoang-Do prior to the end of each anniversary hereof, unless agreed in writing to the contrary.

3. Full, accurate and complete books of account shall be kept in accordance with generally accepted accounting principles at Fund XVIII's principal office, and each Co-Tenant shall have access to such books and may inspect and copy any part thereof during normal business hours. Within ninety (90) days after the end of each calendar year during the term hereof, Fund XVIII shall prepare an accurate income statement for the ownership of the Premises for said calendar year and shall furnish copies of the same to all Co-Tenants. Quarterly, as its share, Hoang-Do shall be entitled to receive 14.3409% of all items of income and expense generated by the Premises. Upon receipt of said accounting, if the payments received by each Co-Tenant pursuant to this Paragraph 3 do not equal, in the aggregate, the amounts which each are entitled to receive proportional to its share of ownership with respect to said calendar year pursuant to
Paragraph 2 hereof, an appropriate adjustment shall be made so that each Co-Tenant receives the amount to which it is entitled.

4. If Net Income from the Premises is less than $0.00 (i.e., the Premises operates at a loss), or if capital improvements, repairs, and/or replacements, for which adequate reserves do not exist, need to be made to the Premises, the


Co-Tenant Initial: /s/ TH   /s/ TD
Co-Tenancy Agreement for Applebee's Restaurant - Destin, FL





Co-Tenants, upon receipt of a written request therefor from Fund XVIII, shall, within fifteen (15) business days after receipt of notice, make payment to Fund XVIII sufficient to pay said net operating losses and to provide necessary operating capital for the Premises and to pay for said capital improvements, repairs and/or replacements, all in proportion to their undivided interests in and to the Premises.

5. Co-Tenants may, at any time, sell, finance, or otherwise create a lien upon their interest in the Premises but only upon their interest and not upon any part of the interest held, or owned, by any other Co-Tenant. All Co-Tenants reserve the right to escrow proceeds from a sale of their interests in the Premises to obtain tax deferral by the purchase of replacement property.

6. If any Co-Tenant shall be in default with respect to any of its obligations hereunder, and if said default is not corrected within thirty (30) days after receipt by said defaulting Co-Tenant of written notice of said default, or within a reasonable period if said default does not consist solely of a failure to pay money, the remaining Co-Tenant(s) may resort to any available remedy to cure said default at law, in equity, or by statute.

7. This property management agreement shall continue in full force and effect and shall bind and inure to the benefit of the Co-Tenant and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns until October 31, 2021 or upon the sale of the entire Premises in accordance with the terms hereof and proper disbursement of the proceeds thereof, whichever shall first occur. Unless specifically identified as a personal contract right or obligation herein, this agreement shall run with any interest in the Property and with the title thereto. Once any person, party or entity has ceased to have an interest in fee in any portion of the Entire Property, it shall not be bound by, subject to or benefit from the terms hereof; but its heirs, executors, administrators, personal representatives, successors or assigns, as the case may be, shall be substituted for it hereunder.

8. Any notice or election required or permitted to be given or served by any party hereto to, or upon any other, shall be deemed given or served in accordance with the provisions of this Agreement, if said notice or elections addressed as follows;

If to Fund XVIII:

AEI Real Estate Fund XVIII Limited Partnership
1300 Minnesota World Trade Center
30 E. Seventh Street
St. Paul, Minnesota  55101

If to Hoang-Do Family Living Trust:

Truong Hoang, Trustee
Thanh Do, Trustee
3420 Kings Cove Ln
Chattanooga, Tenn 37446


Co-Tenant Initial: /s/ TH   /s/ TD
Co-Tenancy Agreement for Applebee's Restaurant - Destin, FL



If to Adamson:
The Thomas W. Adamson Family Limited Partnership
Gerald Adamson
206 Palm Avenue
Bullhead City, AZ  86430

Wayne Adamson
1400 W. Walnut
Marion, IL  62959


If to Wood:

Kent T. Wood and Kimberly Pasini Wood
1550 Monte Vista Drive
Reno, NV  89509

If to Pasini:

John Pasini and Elvia Pasini, Trustees
4000 Bitter Creek Court
Reno, NV  89509

If  to Nicoletta:

Joseph Nicoletta
5727 Camellia
North Hollywood, CA  91601


Each mailed notice or election shall be deemed to have been given to, or served upon, the party to which addressed on the date the same is deposited in the United States certified mail, return receipt requested, postage prepaid, or given to a nationally recognized courier service guaranteeing overnight delivery as properly addressed in the manner above provided. Any party hereto may change its address for the service of notice hereunder by delivering written notice of said change to the other parties hereunder, in the manner above specified, at least ten (10) days prior to the effective date of said change.

9. This Agreement shall not create any partnership or joint venture among or between the Co-Tenants or any of them, and the only relationship among and between the Co-Tenants hereunder shall be that of owners of the premises as tenants in common subject to the terms hereof.

10. The unenforceability or invalidity of any provision or provisions of this Agreement as to any person or circumstances shall not render that provision, nor any other provision hereof, unenforceable or invalid as to any other person or circumstances, and all provisions hereof, in all other respects, shall remain valid and enforceable.

11. In the event any litigation arises between the parties hereto relating to this Agreement, or any of the provisions hereof, the party prevailing in such action shall be entitled to receive from the losing party, in addition to all other relief, remedies and damages to which it is otherwise entitled, all reasonable costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party in connection with said litigation.



Co-Tenant Initial: /s/ TH   /s/ TD
Co-Tenancy Agreement for Applebee's Restaurant - Destin, FL



IN WITNESS WHEREOF, The parties hereto have caused this Agreement to be executed and delivered, as of the day and year first above written.

Hoang-Do  Hoang-Do Family Living Trust, dated

          By: /s/ Truong Hoang
          Truong Hoang, Trustee

          WITNESS:

          /s/ Monica Jefferson

          Monica Jefferson
          (Print Name)

          WITNESS:

          /s/ Michelle Eaton

          Michelle Eaton
          (Print Name)


State of Tennessee )
                       ) ss.
County of Hamelton  )

The foregoing instrument was acknowledged before me, a Notary Public in and for the County and State aforesaid, this 19th day of August,1997, by Monica Jefferson, Notary
Public.

                              /s/ Monica Jefferson
                                   Notary Public
                                   exp 10-11-97


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Co-Tenant Initial: /s/ TH   /s/ TD
Co-Tenancy Agreement for Applebee's Restaurant - Destin, FL

          By: /s/ Thanh Do
          Thanh Do, Trustee

          WITNESS:

          /s/ Monica Jefferson

          Monica Jefferson
          (Print Name)

          WITNESS:

          /s/ Michelle Eaton

          Michelle Eaton
          (Print Name)

State of Tennessee )
                      ) ss.
County of Hamilton  )

The foregoing instrument was acknowledged before me, a Notary Public in and for the County and State aforesaid, this 19th day of August, 1997, by Monica Jefferson, Notary
Public.

                              /s/ Monica Jefferson
                                   Notary Public
                                   exp 10-11-97






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Co-Tenant Initial: /s/ TH   /s/ TD
Co-Tenancy Agreement for Applebee's Restaurant - Destin, FL


Fund XVIII AEI Real Estate Fund XVIII Limited Partnership

            By: AEI Fund Management XVIII, Inc., its corporate general partner

            By: /s/ Robert P Johnson
                    Robert P. Johnson, President


          WITNESS:

          /s/ Dawn E Campbell

          Dawn E Campbell
          (Print Name)

          WITNESS:

          /s/ Brian K Schulz

          Brian K Schulz
          (Print Name)


State of Minnesota )
                                   ) ss.
County of Ramsey  )

I, a Notary Public in and for the state and county of aforesaid, hereby certify there appeared before me this 9th day of September, 1997, Robert P. Johnson, President of AEI Fund
Management XVIII, Inc., corporate general partner of AEI Real Estate Fund XVIIII Limited Partnership who executed the foregoing instrument in said capacity and on behalf of the corporation in its capacity as corporate general partner, on behalf of said limited partnership.

                              /s/ Laura M Steidl
                                   Notary Public

[notary seal]





Co-Tenant Initial: /s/ TH   /s/ TD
Co-Tenancy Agreement for Applebee's Restaurant - Destin, FL










                                     EXHIBIT A

                                 Legal Description



     Premises:  APPLEBEE'S NEIGHBORHOOD GRILL & BAR



     A  portion of Section 26, Township 2 South.  Range 21  West,
     Walton County, Florida, being more particularly described as follows:

     Commence at the intersection with the East line of the aforesaid Section 26 and the North Right-of-way Line of State Road 30 (U.S. 98. 100' R/W); thence go North 77 degrees 09 minutes 03 seconds West along the aforesaid Right-of-way line, a distance of 1233.51 feet to a point of curvature: thence go along a curve to the left, having a radius of 5779.65 feet, an arc distance of 1060.26 feet (CH. = 1058.78', CH. BRG. = North 82 degrees 24 minutes 26 seconds West); thence departing the aforesaid North Right-of-way line, go North 02 degrees 59 seconds 27 minutes East, a distance of 10.00 feet to a point on a curve, being concave southerly and having a radius of 5789.65 feet and the Point of Beginning: thence go northwesterly along the aforesaid curve, an arc distance of 180.00 feet (CH. = 179.99', CH. BRG. = North 88 degrees 33 minutes 11 seconds West): thence go North 02 degrees 59 minutes 27 seconds East, a distance of 215.00 feet: thence go South 88 degrees 38 minutes 25 seconds East, a distance of 178.79 feet to a Point on a curve, being concave southwesterly and having a radius of
     44.90 feet: thence go Southeasterly along the aforesaid curve, an arc distance of 10.44 feet (CHI. = 10.42'. CHI. BRAG. = South 03 degrees 39 minutes 46 seconds East) to the Point of Tangency: thence go South 02 degrees 59 minutes 27 seconds East, a distance of 204.89 feet to the Point of Beginning.


     EXCEPTING THEREFROM THAT PORTION

     lying Northerly of and within 66 feet of the centerline of survey of State Road 30 (US 98) Section 60020, Westerly of Station 248+00 and lying Northerly of and within 67 feet of said centerline of survey, between Station 248+00 and Station 256+51 and lying Northerly of said centerline of survey and within a transition from 67 feet at Station 256+51 to 87 feet at Station 256+76; and lying Northerly of and within 110 feet of said centerline of survey, between Station 256+76 and Station 257+36; and lying Northerly of said centerline of survey and within a transition from 87 feet at Station 257+36 to 67 feet at Station 257+61; and lying Northerly of and within 67 feet of said centerline of survey Easterly of Station 257+611; said centerline to be described and said Stations to be located as follows:
     Commence on a capped rod (RLS # 1835) at the Southeast corner of Sandestin Estates Subdivision, as per plat recorded in Plat Book 4, Page 25 of the Public Records of Walton County, Florida; thence South 44 16' 49" East 101.64 feet; thence North 83 48' 54" East 3476.74 feet (crossing the East line of Section 27, Township 2 South, Range 21 West and the West line of Section 26, Township 2 South 2 South, Range 21 West) to the POINT OF BEGINNING of centerline of survey to be described herein, said point being the beginning of a curve, concave Southerly, having a radius of 5729.58 feet; thence run Northeasterly, Easterly and Southeasterly 1302.52 feet along said curve, thru a central angle of 13 o1' 31" to Station 248+00; thence continue Southeasterly 695.62 feet along said curve, thru a central angle of 6 57' 22" to the end of curve; thence South 76 12' 14" East 155.38 feet to Station 256+51; thence continue South 76 12' 14" East 25.0 feet to Station 256+76; thence continue South 76 12' 14" East 60.00 feet to Station 257+36; thence continue South 76 12'14" East 25.0 feet to Station 257+61; thence continue South 76 12' 14" East 977.87 feet to the East line of said Section 26 (West line of Section 25, Township 2 South Range 21 West) at a point 4561.50 feet South 1 50' 37" West of a four inch by four inch concrete monument on the Northeast corner of said Section 26 (Northwest corner of said Section 25); thence continue South 76 12' 14" East 1359.55 feet to a point of intersection with the Southerly extension of the Easterly line of Parcel A of Tract 308 of said Section 25; and end of centerline of survey herein described; said point being 518.40 feet South 2 00' 23" West of a capped rod (RLS # 2535) on the Northeast corner of said partial A; containing 1080 square feet, more or less.